Exhibit 10.2

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the SEC.

Acquisition Framework Agreement

by and among

Beijing Gamease Age Digital Technology Co., Ltd.

CHANGYOU.COM WEBGAMES (HK) LIMITED

Johnny, Cao Kai

Kent, Yang Zhiyi

Justin, Long Chunyan

Ben, Meng Shuqi

BURGEON MAX LIMITED

CADGWITH INVESTMENTS LIMITED

DOUBLE MERITS HOLDINGS LIMITED

EURO LOGISTICS LIMITED

7ROAD.COM LIMITED

Shenzhen 7Road Network Technology Co., Ltd

and

Shenzhen 7Road Technology Co., Ltd.

Relating to the equity interests in

7ROAD.COM LIMITED and Shenzhen 7Road Technology Co., Ltd.

Dated as of May 1, 2013

Contents

I.	DEFINITIONS AND INTERPRETATIONS	4
1.1	DEFINITIONS	4
1.2	INTERPRETATIONS	7

II.	ACQUISITION OF THE TARGET SHARES	7
2.1	ACQUISITION APPROACH	7
2.2	THE ACQUISITION CONSIDERATION	8
2.3	PAYMENT OF THE ACQUISITION CONSIDERATION	8
2.4	FIRST PAYMENT, CLOSING AND LAST PAYMENT	10
2.5	SEPARATE EQUITY/SHARE TRANSFER AGREEMENT	12
2.6	EFFECTS ON PRIOR AGREEMENTS	12

III.	TAX, COSTS AND EXPENSES	13

IV.	CONDITIONS PRECEDENT	13
4.1	CONDITIONS PRECEDENT FOR THE PURCHASERS TO AGREE ON THE CLOSING	13
4.2	CONDITIONS PRECEDENT FOR THE SELLERS TO AGREE ON THE CLOSING	17

V.	REPRESENTATIONS AND WARRANTIES OF THE SELLERS	17
5.1	QUALIFICATIONS, POWERS AND RIGHTS	17
5.2	AUTHORIZATION, VALIDITY OF THIS AGREEMENT	18
5.3	BUSINESS AND OPERATION OF THE 7ROAD GROUP	19
5.4	COMPLIANCE	19
5.5	ASSETS OF THE 7ROAD GROUP	20
5.6	INFORMATION DISCLOSURE	21
5.7	FINANCIAL MATERIALS	21
5.8	LABOR AND MANAGERS	21
5.9	EQUITY INCENTIVE PLAN FOR EMPLOYEES	22
5.10	TAX	22
5.11	LITIGATION	22
5.12	CONSENTS	22
5.13	RELATED PARTY TRANSACTIONS	23
5.14	NO OTHER AGREEMENTS	23

VI.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS	23
6.1	QUALIFICATIONS	23
6.2	AUTHORIZATION, VALIDITY OF THIS AGREEMENT	23
6.3	APPROVAL BY COMPETENT AUTHORIZATION ORGANS	24
6.4	NO VIOLATIONS OF LAWS AND NO DEFAULTS	24
6.5	OTHER WARRANTIES	24

VII.	COVENANTS OF THE SELLERS	24
7.1	PRE-CLOSING COVENANTS	24
7.2	POST-CLOSING OBLIGATIONS	26

VIII.	COVENANTS OF THE PURCHASERS	27
8.1	PRE-CLOSING COVENANTS	27

IX.	DEFAULT AND INDEMNIFICATIONS	27

X.	TERMINATION	29
10.1	TERMINATION DUE TO DEFAULTS	29
10.2	TERMINATION DUE TO MATERIAL ADVERSE CHANGES AND NON-COMPLETION OF CONDITIONS	29
10.3	EFFECT OF TERMINATION	29

i

XI.	APPLICABLE LAW AND RESOLUTION OF DISPUTES	30
11.1	APPLICABLE LAW	30
11.2	CONSULTATION	30
11.3	ARBITRATION	30

XII.	MISCELLANEOUS	30
12.1	REVISION AND AMENDMENT	30
12.2	NOTICE	31
12.3	CONFIDENTIALITY	33
12.4	EFFECTIVENESS	34
12.5	COUNTERPARTS	34
12.6	SEVERABILITY	34
12.7	NON-WAIVING OF RIGHTS	34
12.8	ASSIGNMENT	34

EXHIBIT I: DOMESTIC SEPARATE AGREEMENT

EXHIBIT II: OVERSEAS SEPARATE AGREEMENT

EXHIBIT III: LIST OF MATTERS REQUIRED TO BE ACCEPTED AFTER EXAMINATION

EXHIBIT IV: NAME LIST OF KEY EMPLOYEES

EXHIBIT V: LIST OF EMPLOYEES IN-SERVICE ON JANUARY 1, 2013

ii

Acquisition Framework Agreement

This Acquisition Framework Agreement (“Agreement”) is entered into in Shenzhen City, the People’s Republic of China on May 1, 2013 by and among:

(1)	BURGEON MAX LIMITED (“BVI-I”), a limited liability company duly incorporated and validly existing under the laws of the British Virgin Islands, with its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

(2)	CADGWITH INVESTMENTS LIMITED (“BVI-II”), a limited liability company duly incorporated and validly existing under the laws of the British Virgin Islands, with its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

(3)	DOUBLE MERITS HOLDINGS LIMITED (“BVI-III”), a limited liability company duly incorporated and validly existing under the laws of the British Virgin Islands, with its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

(4)	EURO LOGISTICS LIMITED (“BVI-IV”), a limited liability company duly incorporated and validly existing under the laws of the British Virgin Islands, with its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Island (together with BVI-I, BVI-II and BVI-III, the “Existing Shareholders of the Cayman Company”);

(5)	Johnny, Cao Kai (曹凯), the sole shareholder of BVI-I, a Chinese citizen(ID card number: * ), with his address at *;

(6)	Kent, Yang Zhiyi (杨志毅), the sole shareholder of BVI-II, a Chinese citizen (ID card number: * ), with his address at *;

(7)	Justin, Long Chunyan (龙春燕), the sole shareholder of BVI-III, a Chinese citizen (ID card number: *), with his address at *;

(8)	Ben, Meng Shuqi (孟书奇), the sole shareholder of BVI-IV, a Chinese citizen (ID card number: * ), with his address at * (Johnny, Cao Kai, Kent,

The symbol ‘ * ’ in this exhibit indicates places where information has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi shall hereinafter be collectively referred to as “Existing Shareholders of the VIE Company”; the Existing Shareholders of the VIE Company and the Existing Shareholders of the Cayman Company shall hereinafter be collectively referred to as the “Sellers”);

(9)	Beijing Gamease Age Digital Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at 2F, East Wing, Jingyan Hotel, No.29 Shi Jing Shan Road, Shi Jing Shan District, Beijing (“ Gamease Age”);

(10)	Changyou.com Webgames (HK) Limited, a limited liability company duly incorporated and validly existing under the laws of Hong Kong, with its registered address at 304 Dominion Centre, 43 Queen’s Road East, Hong Kong (“Gamease Hong Kong”, and together with Gamease Age, the “Purchasers”);

(11)	7Road.com Limited, a limited liability company duly incorporated and validly existing under the laws of Cayman, with its registered address at Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands (the “Cayman Company”);

(12)	Shenzhen 7Road Network Technology Co., Ltd, a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China (the “WFOE”), with its registered address at 7F, Main Building, Matsunichi Peak Tower, No. 9996, Shennan Road, Nan Shan District, Shenzhen City; and

(13)	Shenzhen 7Road Technology Co., Ltd, a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China (the “VIE Company”), with its registered address at 8-9F, Main Building, Matsunichi Peak Tower, No. 9996, Shennan Road, Nan Shan District, Shenzhen City.

The foregoing are referred to as Parties collectively or a Party individually.

WHEREAS:

(1) Certain Parties hereto and Liqing Zeng, Yuan Wang, Tao Liu, Jie Zhang, Suzhou Green Pine Growth Partnership, Shenzhen Capital Group Co., Ltd entered into the Share Transfer Framework Agreement relating to the transfer of 68.258% equity interests in each of Shenzhen 7Road Technology Co., Ltd and its overseas Affiliate (“Share Transfer Framework Agreement”) on April 22, 2011, regarding the acquisition of 68.258% equity interests in the VIE Company by Gamease Age, the implement of the overseas reorganization plan of 7Road Group (defined as below) and the acquisition of 68.258% equity interests in the Cayman Company by Gamease Hong Kong (the “Domestic and Overseas Share Transfer and Reorganization”).

(2) The Domestic and Overseas Share Transfer and Reorganization has been completed before the date hereof. As of its establishment, the Cayman Company had issued 100,000 ordinary shares in total, which were, upon the completion of the overseas share transfer, held by the Existing Shareholders of the Cayman Company and Gamease Hong Kong respectively in accordance with the respective shareholding ratio of the Existing Shareholders of the VIE Company and Gamease Age in the VIE Company. Thereafter, Johnny, Cao Kai transferred 5,100 shares (5.1% of then all issued shares of the Cayman Company) through BVI-I back to the Cayman Company free of charge to be used for offering options and/or incentive shares under the employee share incentive plan of 7Road Group. After a share split, all the issued shares of the Cayman Company were changed to 100,000,000 ordinary shares and reclassified into 2 classes: (i) 94,900,000 Class B Ordinary Shares, held by the Existing Shareholders of the Cayman Company and Gamease Hong Kong respectively; and (ii) the 5.1% previously issued shares transferred by Johnny, Cao Kai to the Cayman Company free of charge were changed to 5,100,000 Class A Ordinary Shares after the shares split, which were reserved by the Cayman Company and of which restricted share units (“RSUs”) settleable upon vesting by the issuance of an aggregate of 2,546,250 shares have been granted to certain employees under the 2012 Share Incentive Plan of the Cayman Company. As of the date hereof, the shareholding structure of the Cayman Company is as follows:

Name	Amount of shares (Class B Ordinary Shares)	Shareholding
Gamease Hong Kong	68,258,000	71.926%
BVI-I	20,490,000	21.591%
BVI-II	2,090,000	2.202%
BVI-III	2,090,000	2.202%
BVI-IV	1,972,000	2.078%
Total	94,900,000	100.00%

(3) As of the date hereof, the shareholding structure of the VIE Company is as follows:

Name	Amount of capital contribution ( RMB )	Shareholding
Gamease Age	6,825,800	68.258%
Johnny, Cao Kai	2,559,000	25.59%
Kent, Yang Zhiyi	209,000	2.09%
Justin, Long Chunyan	209,000	2.09%
Ben, Meng Shuqi	197,200	1.972%
Total	10,000,000	100.00%

The VIE Company, its shareholders and the WFOE have entered into a series of VIE Agreements (defined below), and the shares held by each shareholder of the VIE Company have been pledged to the WFOE based on the VIE Agreements.

(4) The Sellers intend to transfer all of their equity interests in the VIE Company and the Cayman Company (collectively referred to as the “Target Shares”) to the Purchasers in accordance with the terms and conditions hereof and to cease holding equity interests in 7Road Group entirely; the Purchasers agree to purchase the Target Shares.

To achieve the transaction goal in the foregoing and upon the consultation on the basis of equality, the Parties agree:

I.	Definitions and Interpretations

1.1	Definitions

In addition to the capitalized terms defined in the foregoing, unless otherwise provided in this Agreement, the following terms shall have the respective meanings set forth below:

“Encumbrance”	shall mean the mortgage, pledge, lien, right of first refusal, or any other third party rights and interests of any nature.

“7Road Group”	shall mean, collectively, the Cayman Company, 7Road.com HK Limited as the wholly-owned subsidiary of the Cayman Company, the WFOE and the VIE Company. Any provisions applicable to the 7Road Group shall be deemed to be applied to all members of the 7Road Group in the foregoing as a whole and individually.

“Shareholders Agreement of the VIE Company”	shall mean the Shenzhen 7Road Technology Co., Ltd Shareholders Agreement signed by and among the Existing Shareholders of the VIE Company and Gamease Age on April 22, 2011.

“VIE Agreements”	shall mean a series of agreements and documents dated as of May 31, 2012 relating to the controlling power over the VIE Company, signed by and among the Existing Shareholders of the VIE Company, Gamease Age, the WFOE and the VIE Company (if applicable) pursuant to the Share Transfer Framework Agreement, including the Equity Interest Purchase Right Agreements, the Equity Interest Pledge Agreements, the Technology Development and Technology Utilization Service Agreement, the Spousal Consent Letters, the Business Operation Agreement, the Services and Maintenance Agreement, and the Intellectual Property Rights Transfer Agreement.

“Shareholders Agreement of the Cayman Company”	shall mean the Shareholders Agreement of 7Road.com Limited signed by and among the Existing Shareholders of the Cayman Company and Gamease Hong Kong on June 15, 2012.

“Industrial and Commercial Administration”	shall mean relevant industrial and commercial administrations in charge of the registration of companies and trademark registration.

“Governmental Department”	shall mean any government, quasi-government, any judicial, public, regulatory, legislative or statutory institution, any authority, entity, agency, ministry, bureau or unit or any arbitrator of the PRC or other jurisdictions, which has an authority on any Party in accordance with the law.

“Affiliates”	shall mean, with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person, directly or indirectly through one or more intermediaries. “Control” means the possession, direct or indirect, of the power to direct the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. If any Person, directly or indirectly, holds 50% or more of the equity interest of another Person, it shall be deemed as controlling such Person.

“Business Day”	shall mean a calendar day other than Saturday, Sunday or other legal holidays in the PRC.

“Yuan”	shall mean Renminbi Yuan, the lawful currency of the PRC.

“China” or “PRC”	shall mean the People’s Republic of China, solely for purposes of this Agreement, excluding Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan.

“Material Adverse Change”	shall mean any event, matter, situation, change, or development leading to or reasonably likely to cause Material Adverse Effects to the business, financial condition, operation and operational results of the 7Road Group, but changes of common economic or political factors are excluded.

“Material Adverse Effect”	shall mean any effect materially adverse to the business, assets, prospects, operation (including finance and other aspects), operational results or registered capital of an entity.

“Person”	shall mean natural person, partnership, corporation, limited liability company, joint stock company, trust, unincorporated enterprise, joint venture, governmental agency, or other institutions or organizations.

1.2	Interpretations

(a)	Unless otherwise provided, all references herein to Articles and Sections, shall be deemed to refer to Articles and Sections of or to this Agreement, as applicable.

(b)	The words “include,” “includes,” and “including” shall be deemed to be followed by “without limitation” or “but not limited to.”

(c)	References herein to one Party to this Agreement, other agreements, or documents shall include the successors or licensed assignees.

II.	Acquisition of the Target Shares

2.1	Acquisition Approach

Subject to the terms and conditions of this Agreement, the Sellers agree to transfer the Target Shares to the Purchasers at the price as provided in Section 2.2, and the Purchasers agree to purchase the Target Shares. Specifically:

(a) Each of the Existing Shareholders of the Cayman Company will sell all of its equity interests in the Cayman Company to Gamease Hong Kong; and

(b) Each of the Existing Shareholders of the VIE Company will sell all of his equity interest in the VIE Company to Gamease Age.

Each Seller hereby acknowledges that it consents to the sales by the other Sellers of their Target Shares, and irrevocably waives the right of first refusal and other similar preferential rights based on applicable law, articles of association of the VIE Company and/or the Cayman Company, Shareholders Agreement or any other organizational documents, regarding the Target Shares sold such other Sellers.

After the Closing (defined below) hereof, the Existing Shareholders of the VIE Company will no longer be parties to the VIE Agreements, since they no longer hold any equity interest in the VIE Company, and Gamease Age will continue performing the VIE Agreements as the sole shareholder of the VIE Company. The WFOE agrees to the transfer transaction under Section 2.1(b), and for the purpose of the Closing hereof, agrees to remove the pledge on the equity interests in the VIE Company held by the Existing Shareholders of the VIE Company (including issuing necessary letters of approval regarding the removal of pledge and other documents as requested by the Industrial and Commercial Administration).

2.2	The Acquisition Consideration

(a)	The Parties agree that, after friendly consultation, subject to the terms and conditions hereof, the Purchasers shall pay $78,010,052 (“Acquisition Consideration”) to the Sellers in total, regarding the acquisition of the Target Shares. Of the Acquisition Consideration, the Existing Shareholders of the Cayman Company shall receive $46,268,052 (“Overseas Consideration”) as the consideration of the transfer of all their equity interests in the Cayman Company, and the Existing Shareholders of the VIE Company shall receive Renminbi equivalent to $31,742,000 (“Domestic Consideration”) as the consideration of the transfer of all their equity interests in the VIE Company.

The Parties confirm and agree that the aforesaid Domestic Consideration shall be paid to the Sellers in accordance with Section 2.3 of this Agreement by the Purchasers in Renminbi, at an exchange rate of 6.206 Yuan for 1 U.S. dollar.

(b)	The Parties confirm and agree that the Acquisition Consideration shall include the consideration for any and all undistributed profits of the 7Road Group associated with the Target Shares up to the Closing Day (defined as below). The Sellers may not further request to distribute any profits of the 7Road Group with respect to the Target Shares.

(c)	Regarding the amount of Acquisition Consideration provided in Section 2.2 of this Agreement, in the case that the Purchasers is required to withhold related tax from the Acquisition Consideration in accordance with applicable tax laws and regulations, the Purchasers may accordingly withhold such tax.

2.3	Payment of The Acquisition Consideration

(a)	The Parties acknowledge and agree that, subject to terms and conditions of this Agreement, the Purchasers shall pay the Acquisition Consideration in cash to the following accounts designated, respectively, by the Sellers (“Designated Accounts”) after deducting any withholding tax (if applicable), in accordance with the allocation among the Sellers, the amounts of each installment payment and the timing of payment as follows:

The Sellers		The Acquisition Consideration ($)	Time of payment/amount of payment by the Purchasers($)
			The First Payment Day(as defined below)	The Closing Day(as defined below)	The Last Payment Day(as defined below)
The Existing Shareholders of the VIE Company	Johnny, Cao Kai	25,590,000	17,913,000	7,677,000	0
	Kent, Yang Zhiyi	2,090,000	1,463,000	627,000	0
	Justin, Long Chunyan	2,090,000	1,463,000	627,000	0
	Ben, Meng Shuqi	1,972,000	1,380,400	591,600	0
The Existing Shareholders of the Cayman Company	BVI-I	34,642,002	23,172,680	9,931,149	1,538,173
	BVI-II	3,949,682	2,654,951	1,137,836	156,895
	BVI-III	3,949,682	2,654,951	1,137,836	156,895
	BVI-IV	3,726,686	2,505,054	1,073,595	148,037

The Sellers	The Designated Accounts
Johnny, Cao Kai	*
Kent, Yang Zhiyi	*
Justin, Long Chunyan	*
Ben, Meng Shuqi	*

The symbol ‘ * ’ in this exhibit indicates places where information has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

BVI-I	Account Name: Burgeon Max Limited Bank of Deposit: * Swift ID: * Account Number: * Bank Code: * Message: *

BVI-II	Account Name: Cadgwith Investments Limited Bank of Deposit: * Swift ID: * Account Number: * Bank Code: * Message: *

BVI-III	Account Name: Double Merits Holdings Limited Bank of Deposit: * Swift ID: * Account Number: * Bank Code: * Message: *

BVI-IV	Account Name: Euro Logistics Limited Bank of Deposit: * Swift ID: * Account Number: * Bank Code: * Message: *

(b)	The Sellers shall immediately issue and submit a written confirmation as formal receipt voucher to the Purchasers upon receiving each aforesaid payment.

(c)	Notwithstanding the foregoing, in the case that the Sellers are found to be in breach of their representations and warranties or obligations or covenants under this Agreement at any time, the Purchasers may claim against the Sellers for liabilities and indemnification pursuant to Article 9 of this Agreement.

2.4	First Payment, Closing and Last Payment

(a)

The First Payment shall be paid to the Sellers at the first following Business Day after all the conditions precedent provided in Section 4.1(a) to 4.1(m) of Article 4 hereof have been satisfied or waived by the Purchasers in written form pursuant to Section 4.1 or other date agreed by the Purchasers and the Sellers (“First Payment Day”) by the Purchasers in accordance with Section 2.3 of this Agreement. As conditions precedent of

The symbol ‘ * ’ in this exhibit indicates places where information has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

payment of First Payment, the Sellers shall designate a person with legitimate authorization of the Sellers, to issue and submit a confirmation letter to the Purchasers, which confirms that all the conditions precedent provided in Section 4.1(a) to 4.1(m) that the Sellers are responsible for have been satisfied or validly waived by the Purchasers, and provide the Purchasers with original copies/items of all related documents, certifications and items before the First Payment Day (no later than 1 Business Day before the First Payment Day).

(b)	The Closing shall take place at the time and the location agreed by Parties, on the first succeeding Business Day after all the conditions precedent of acquisition of the Target Shares provided in Article 4 hereof have been satisfied (or have been waived in written form by related Party who is permitted to waive pursuant to Section 4.1 and Section 4.2) or other date agreed by the Parties (“Closing Day”).

If the failure of occurrence of the Closing is attributed to any Party (e.g., failure to perform obligations under this Agreement leading to the failure to satisfy the conditions precedent which such Party is responsible for ), the Parties shall deal with it in the way provided in Article 11 of this Agreement.

Unless otherwise provided in the Domestic Separate Agreement or the Overseas Separate Agreement (as defined below), upon the Closing Day, the Purchasers and the Sellers shall designate a person respectively with their legitimate authorization, to issue and submit a confirmation letter to the opposite side, which confirms that all the conditions precedent provided in Section 4.1 (applicable to the Sellers) or Section 4.2 (applicable to the Purchasers) that the Parties are responsible for respectively have been satisfied as of the Closing Day (or waived by the opposite side), and provide the opposite side with original copies/items of all related documents, certifications and items (if such original copies/items shall be provided to the opposite side before the Closing Day pursuant to provisions of this Agreement, such provisions shall be observed).

(c)

From the Closing Day until the first anniversary date of the Closing Day, (i) if the Sellers do not breach any representation and warranty or any covenant or obligation under this Agreement, the Purchasers shall pay the Last Payment to the Sellers in accordance with Section 2.3 hereof on the fifth Business Day after the first anniversary date of the Closing Day or any other date agreed to by the Purchasers and the Sellers (“Last Payment Day”),

(ii) if the Sellers breach any representation and warranty or any covenant or obligation under this Agreement, the Purchasers may choose not to pay the Last Payment and shall give a written notice to the Sellers not later than the fifth Business Day after the first anniversary date of the Closing Day. Nevertheless, the aforesaid arrangement related to the Last Payment shall not replace, terminate, exclude, and limit the Purchasers’ right to claim against the Sellers for responsibility of default in accordance with provisions hereof, regarding the Sellers’ breach of any representation and warranty or any obligation or covenant under this Agreement.

2.5	Separate Equity/Share Transfer Agreement

To consummate the transaction under this Agreement, the Parties agree to, (1) before Closing, duly execute and submit an Equity Transfer Agreement in the form of the VIE Company Equity Transfer Agreement attached hereto as Exhibit I (“Domestic Separate Agreement”), which will be used for submission to relevant Governmental Department and handling formalities and procedures required to transfer and register the equity in the VIE Company, and (2) before Closing, duly execute and submit a separate Share Transfer Agreement in the form of the Cayman Company Share Transfer Agreement attached hereto as Exhibit II (“Overseas Separate Agreement”), which will be used for handling formalities and procedures required to transfer the shares of the Cayman Company. For the avoidance of doubt, the Domestic Separate Agreement and the Overseas Separate Agreement shall be interpreted and applied together with this Agreement as a whole. Matters not included in the Domestic Separate Agreement and the Overseas Separate Agreement shall be implemented in accordance with this Agreement. Every related Party shall fully and duly perform his or its obligations under the Domestic Separate Agreement and the Overseas Separate Agreement, and any violation of such agreements shall be deemed as a violation under this Agreement. In the event of any conflict between the terms of the Domestic Separate Agreement or the Overseas Separate Agreement and this Agreement, the terms of this Agreement shall prevail.

2.6	Effects on Prior Agreements

Effective on the First Payment Day, (i) all agreements in Section 4.2 of the Share Transfer Framework Agreement shall be terminated, and the Sellers hereby unconditionally and irrevocably waive any original right, demand and claim under such Section; (ii) the non-compete obligations of the Sellers under the Share Transfer Framework Agreement, the Shareholders Agreement of the VIE Company, the Shareholders Agreement of the Cayman Company and the Labor Contracts and Non-compete Agreements between the Sellers and the VIE Company, shall be terminated, provided however, that the Sellers shall continuously observe Section 7.1(e) and 7.2(a) of this Agreement; (iii) the Shareholders Agreement of the VIE Company and the Shareholders Agreement of the Cayman Company shall be terminated. Notwithstanding the foregoing, such terminations shall not exclude or affect a Party’s right to claim against other parties for liabilities arising from such sections and other sections under aforesaid agreements.

III.	Tax, Costs and Expenses

The Sellers and Purchasers shall be responsible for their own taxes (including but not limited to enterprise income tax, personal income tax and stamp tax) and any related adverse consequences (if any) arising from the consummation of the transactions in this Agreement which are attributable to them according to applicable law. If the Sellers incur any economic losses to the 7Road Group, the Purchasers or their Affiliates due to any violation by the Sellers of any applicable laws such as failure to fulfill their related tax declaration or taxation payment obligations, the Sellers shall indemnify the 7Road Group, the Purchasers or the Affiliates of the Purchasers accordingly and all members of the Sellers shall bear joint liability.

In addition, the Sellers and the Purchasers shall assume their own costs and expenses paid or to be paid relating to the due diligence, preparation, negotiation and preparation of documents regarding the transactions of this Agreement, including engaging external lawyers, accountants, other professional consultants, negotiation and preparation of this Agreement and the completion of the transactions of this Agreement.

The Sellers and the Purchasers shall not incur any cost and expense to the 7Road Group due to execution and submission of this Agreement, performance of the obligations under this Agreement or preparation and implement of the transactions of this Agreement.

IV.	Conditions Precedent

4.1	Conditions precedent for the Purchasers to agree on the Closing

The Purchasers’ obligation to proceed with the Closing is subject to the fulfillment, , on or before the Closing Day (unless otherwise expressly agreed that certain conditions can only be satisfied on the Closing Day), of the conditions precedent provided under Section 4.1(a) through 4.1(o) (unless otherwise waived by the Purchasers in writing).

(a)	All representations and warranties made by the Sellers in Article 5 of this Agreement are true, correct and without any material omissions, as of the date of this Agreement and the Closing Day.

(b)	The Sellers have duly fulfilled all obligations and complied with all undertakings which shall be fulfilled and undertaken before the Closing Day, pursuant to this Agreement.

(c)	Shareholder meeting of the VIE Company has passed a resolution to approve the execution and performance of this Agreement as well as the consummation of the transaction of sale and acquisition of the equity interests in the VIE Company hereunder; and all of the Existing Shareholders of the VIE Company have voted for such meeting resolution.

(d)	The shareholders of the Cayman Company have passed a resolution to approve the execution and performance of this Agreement as well as the consummation of the transaction of sale and acquisition of the equity shares of the Cayman Company hereunder; and all of the Existing Shareholders of the Cayman Company have voted for such meeting resolution.

(e)	As of the date hereof, each of Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan has voluntarily and effectively resigned from any position in the 7Road Group including as a director, supervisor and senior manager; Ben, Meng Shuqi has voluntarily resigned as a director of any company of the 7Road Group as of the date of this Agreement. On the same day, the shareholders of each of the Cayman Company and the VIE Company have passed resolutions to elect the candidates, nominated by the Purchasers, to serve as the new directors, supervisors and senior managers of such company; and all of the Sellers have voted for such meeting resolutions.

(f)

After the date of this Agreement, the Sellers shall have used their best efforts to cooperate with the Purchasers to conduct the preliminary core technology test and accept the core assets after examination immediately, regarding all the business platforms of the 7Road Group, and have used their best efforts to assist the Purchasers in organizing related technology, business, financial, human resources, legal departments to test, accept after examination and check the business operation, enterprise management and condition of the assets of the 7Road Group and assist the Purchasers with the matters of relevant departments listed in Exhibit III hereto and accept after examination all the listed items, documents and materials. The Purchasers agree to complete the test and acceptance after examination provided in this section within 10 Business Days after the date hereof and the Sellers shall provide assistance. Unless otherwise proved that the Sellers haven’t provided assistance in their best efforts, the expiration of the aforesaid duration is deemed as the fulfillment of the test, accept after examination and check obligations by the Sellers provided in this section

(g)	The Sellers have executed related Intellectual Property Rights Transfer Agreement with the VIE Company, pursuant to which the Sellers have unconditionally and irrevocably transferred all and any of their intellectual property rights related to the 7Road Group and its business or that may affect the business of the 7Road Group, to the VIE Company free of charge, whether or not the creation and improvement of such intellectual property rights are made independently or jointly, during working time or other time, at the place of business of the 7Road Group or other places. With regard to any transfers that require registration and/or approval of Governmental Department, the Sellers, together with related Parties, have submitted such transfer agreements and other related application materials to the competent intellectual property rights administration department for registration of such transfers, which applications have been formally accepted by such department.

(h)	Ben, Meng Shuqi has confirmed to stay in his post for a period of at least one year after the Closing Day.

(i)	No Governmental Departments or regulatory bodies of the PRC or any other jurisdictions have released, formulated or implemented any laws, regulations, rules, orders or notices prohibiting the transactions hereunder. No pending litigation, arbitration, dispute, investigation or any other pending legal proceedings or matters which prohibit or cause Material Adverse Changes to the transactions hereunder or cause the invalidity or unenforceability of this Agreement.

(j)	No material change has happened to the capital or ownership of the 7Road Group and no Material Adverse Change, bankruptcy, insolvency or failure to pay any due and payable debts have happened to the 7Road Group.

(k)	In the case that before the acquisition of shares in the VIE Company by Gamease Age, the removal of the pledge of equity shares in the VIE Company held by the Existing Shareholders of the VIE Company, or execution of any agreement or document by the WFOE and the Existing Shareholders of the VIE Company, are required by the Industrial and Commercial Administration, the Existing Shareholders of the VIE Company have finished the aforesaid work as requested by the Industrial and Commercial Administration.

(l)	The Existing Shareholders of the Cayman Company have caused the Cayman Company to issue a Register of Members and a Register of Directors and Officers, both of which have been validly registered, certified and updated.

(m)	The Existing Shareholders of the VIE Company have caused the VIE Company to issue a Register of Members that the Gamease Age has been registered as the sole shareholder of the VIE Company. Moreover, the Existing Shareholders of the VIE Company and the VIE Company have submitted all necessary application documents with respect to the transaction of the transfer of shares in the VIE Company hereunder, the related changes of shareholders, directors, supervisors and senior managers of the VIE Company and the filing of any amendment of its articles of association, and such applications have been formally accepted. Applications for registration of any changes of directors, supervisors and senior managers of the WFOE have also been duly submitted to Industrial and Commercial Administration and such applications have been formally accepted.

(n)	The Existing Shareholders of the Cayman Company have caused the Cayman Company to issue a valid share certificate, which proves that all the issued shares of the Cayman Company are held by Gamease Hong Kong.

(o)	The Existing Shareholders of the VIE Company have caused and cooperated with the VIE Company to have successfully obtained the written notices issued by the Industrial and Commercial Administration to indicate its approval of the change of registration and filing, regarding the transaction of the transfer of shares in the VIE Company hereunder and the related changes of shareholders and amendment of the articles of association, and the VIE Company has been issued a new Business License (if required).

4.2	Conditions precedent for the Sellers to agree on the Closing

The Sellers’ obligations to sell the Target Shares to the Purchasers are subject to the fulfillment, on or before the Closing Day (unless otherwise waived by the Sellers in writing), of the conditions provided in following Section 4.2(a) to 4.2(c).

(a)	All representations and warranties made by the Purchasers in Article 6 of this Agreement are true, correct and without any material omissions, as of the date of this Agreement and the Closing Day.

(b)	The Purchasers have duly fulfilled all obligations and complied with all undertakings which shall be fulfilled and undertaken before the Closing Day pursuant to this Agreement.

(c)	No Governmental Departments or regulatory bodies of the PRC or any other jurisdictions have released, formulated or implemented any laws, regulations, rules, orders or notices prohibiting the transactions hereunder. No pending litigation, arbitration, dispute, investigation or any other pending legal proceedings or matters which prohibit or cause Material Adverse Changes to the transactions hereunder or cause the invalidity or unenforceability of this Agreement.

V.	Representations and Warranties of The Sellers

The Sellers severally and jointly represent and warrant to the Purchasers that, on the date hereof and as of the Closing Day:

5.1	Qualifications, powers and rights

(a)	If any of the Sellers is a company

(i)	Such Seller is a legal person incorporated and effectively existing under the laws of the place of registration.

(ii)	Such Seller has complete, exclusive, legitimate and effective rights and ownership of its Target Shares, free from any Encumbrance. Except for the Target Shares, such Seller does not hold any other shares/equity interests in the 7Road Group in any form or any rights convertible into any equity interests/shares in the 7Road Group (including but not limited to Restricted Share or RSUs settleable into Class A Ordinary Share in the Cayman Company).

(b)	If any of the Sellers is a natural person

(i)	He/she is a PRC citizen with legitimate rights and capability to sign this Agreement and perform his or he obligations under this Agreement.

(ii)	He/she has complete, exclusive, legitimate and effective rights and ownership of his/her Target Shares from any Encumbrance (expect the pledge under the VIE Agreements). Except for the Target Shares, such Seller does not hold any other shares/equity interests in the 7Road Group in any form or any rights convertible into equity interests/shares in the 7Road Group.

5.2	Authorization, validity of this Agreement

(a)	If any of the Sellers is a company

(i)	Competent governing body of the Seller has officially held necessary meetings and approved this Agreement and the consummation of the transactions under this Agreement.

(ii)	The Seller has complete rights and authority to execute and deliver this Agreement and consummate the transactions under this Agreement. This Agreement has an effective binding force on the Seller once signed and delivered by the Seller.

(iii)	The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions hereunder or complying with the provisions of this Agreement will not (A) conflict with or cause violation of effective articles of association or similar organizational documents of such Seller or the 7Road Group; (B) cause or constitute violation to any agreement clauses, conditions or stipulations to which the Seller is a party; (C) violate any approval documents, orders, laws, regulations or rules applicable to the Seller, the 7Road Group or their respective properties or assets.

(b)	If any of the Sellers is natural person

(i)	This Agreement has a lawful, effective binding force on the Seller once it is duly executed by the Seller.

(ii)	The execution and performance of this Agreement by the Seller will not violate or conflict with any applicable law, any agreement to which the Seller is a party or which has any binding effect on the property of the Seller, or any judgment, award, or decision by regulatory authorities.

5.3	Business and operation of the 7Road Group

(a)	The 7Road Group does not violate its articles of association and other corporate organizational documents or all the applicable PRC laws and regulations. There is no necessary government licenses, approvals, authorizations or permissions (collectively referred to as the “Governmental Approvals”) that have not been obtained in connection with the operation of the current important business of the 7Road Group and each of the Governmental Approvals remains completely effective. There is no pending or, to the knowledge of the Sellers, threatened legal proceedings that may cause any revocation, cancellation, suspension or revision to the Governmental Approvals.

(b)	The operation of business of the 7Road Group, especially the VIE Company is in good status, while the computer system and technology platform functions and maintains in normal conditions, where no material defects or hidden dangers exist.

(c)	All the joint operation agreements on the game research, development and operation between the 7Road Group and domestic game operation websites and the licensed operation agreements or joint operation agreements between the 7Road Group and overseas game operators have been properly and effectively executed. The 7Road Group complies strictly with such agreements and other agreements, contracts and other legal documents that may have material impacts on the current business and operation of the 7Road Group and has not breached any such agreements, contracts or legal documents.

(d)	The 7Road Group does not have the intention of investing abroad, co-investing with any third party, merging, acquiring, dividing or jointly operating with others, or signing any related documents; and there is no third party’s right which affect and restrict the transactions provided in this Agreement.

5.4	Compliance

(a)	The 7Road Group has never committed any criminal offense, infringing activity or conducted any other behaviors violating any law and regulation or obligation where such behaviors relate to and have material impact on the 7Road Group or its business.

(b)	The 7Road Group is under no negative government investigation or inquiry, and there is no factual basis that may lead to such investigation or inquiry.

(c)	There is not any failure of meeting any requirement of related Governmental Departments or any dispute with any Governmental Department, where such failure or dispute will cause Material Adverse Effect on the 7Road Group or its assets.

5.5	Assets of the 7Road Group

(a)	Assets of the 7Road Group are not subject to eminent domain by any governmental authority or any plan for possessing or collecting all or part of such assets. The construction and location of any asset of the 7Road Group and the ownership or use of such assets and assets themselves have not violated any provision of any law and regulation or other legal requirements. All such assets owned or used by the 7Road Group have been properly maintained and repaired and can be used for the purpose for which such assets were designed, obtained and used, and are in good conditions as of this Agreement.

(b)	As to the real estates and movable properties (collectively referred to as the “Properties”) used in the operations of business, the 7Road Group has complete and transferable ownership or legitimate and effective leasehold rights, free from any rights and interests of any third party. There is no pending, or to the knowledge of the Sellers, threatened legal proceedings related to the Properties such as confiscation, forced transfer, freezing or other similar procedures.

(c)	The 7Road Group owns all necessary intellectual property rights for the operation of its current business (including but not limited to the whole game business operation), including but not limited to the legal right, the right of use through licenses or the right of use through other legal means of the confidential and/or proprietary information, trade secrets, trademarks, software copyrights and any other intellectual property rights. The Sellers do not own any other intellectual property rights in connection with the 7Road Group and its operation of business (registered or not), except for those to be transferred to the 7Road Group as defined above in Section 4.1(h). The intellectual property rights transferred by the Sellers to the 7Road Group in accordance with Section 4.1(h) are free from any pledge, mortgage, guarantee or any other rights of third party, and the foresaid transfer does not require any approval of or authorization from any third party.

5.6	Information disclosure

The Sellers have provided the Purchasers the information and materials, as necessary to be disclosed based on their reasonable judgment, which is required to complete the transactions under this Agreement. The aforesaid information and materials do not contain any untrue statement of material facts and do not omit any statement of material facts.

5.7	Financial materials

Financial statements of the 7Road Group are prepared according to applicable U.S. GAAP, and fairly present the financial status, operation performance and cash flow of the 7Road Group, which are correct in all material aspects. Except for the debts disclosed in the financial statements, the 7Road Group has no other debts of any nature, including but not limited to: (i) any guaranty of any loan of others or similar obligations or responsibilities; and (ii) any financing services to any third parties (including its clients and affiliates), such as providing loans or reaching an agreement to assist such third parties in obtaining loans.

5.8	Labor and Managers

Directors, supervisors and senior managers of the 7Road Group nominated and/or appointed by the Sellers have performed their duties diligently, and are free from any incidence of violating their obligation to be honest and diligent toward the 7Road Group or impairing the benefits of the 7Road Group, as well as any obligation of directors, supervisors and senior managers under any applicable law and regulation; articles of association, shareholders agreement and other organizational documents of the members of the 7Road Group; any employment agreement and non-competition agreements signed by the aforesaid persons.

The WFOE and the VIE Company have not violated any current effective PRC law and regulation on social insurance and housing accumulation funds, including all the requirements on payments of social insurance and housing accumulation funds for employees; there is neither employment litigation or arbitration that may cause Material Adverse Effect on business, nor pending or threatened strikes and disputes with labor unions or other labor organizations.

Exhibit 4 of this Agreement provides a true, precise and complete name list of all key employees in the business operation and management of the 7Road Group, which does not omit any material information. The aforesaid employees (except Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, whose employment will be terminated on the signing date of this Agreement as agreed to under this Agreement) properly remain in service and free from any dismissal or resignation. Exhibit 5 of this Agreement provides a true, precise and complete name list of all employees in-service of the 7Road Group as of January 1, 2013.

5.9	Equity incentive plan for employees

There is no other official or unofficial equity incentive plan or shareholding plan that binds the 7Road Group or affects the current or future equity structure of the 7Road Group except for the equity incentive plan adopted by the Cayman Company in July, 2012 (“2012 Share Incentive Plan”). Incentive awards granted under the 2012 Share Incentive Plan have not been vested, and unless there is an IPO of the 7Road Group (as contemplated in the Share Transfer Framework Agreement), no Restricted Share or RSUs issued or granted under such incentive plan will be vested or have any possibility of being vested or settled.

5.10	Tax

There are neither pending or threatened investigations or other similar tax related proceedings causing Material Adverse Effect on the 7Road Group, nor any violations of laws and regulations on tax by the 7Road Group. Each member of the 7Road Group declares and pays tax in accordance with laws and regulations and is free from any evasion or delay payment of tax or other violations of laws and regulations on tax.

5.11	Litigation

There are no legal proceedings, arbitrations, disputes or other legal procedures which may cause significant losses to the 7Road Group or serious disturbances to the operation of its current business.

5.12	Consents

No consent to the consummation of the transactions under this Agreement from any third party granted to the 7Road Group is necessary to be obtained, including the consent under any loan contract, guarantee contract and other material contracts.

5.13	Related party transactions

Terms and conditions in each related party transaction of the 7Road Group are not less favorable to the 7Road Group than those with independent third parties in similar transactions; and (i) the 7Road Group does not, directly or indirectly, owe any debt to its shareholders or their Affiliates; and (ii) no shareholder of the 7Road Group or their Affiliates owes any debt to the 7Road Group.

5.14	No other agreements

Except for those referred to in this Agreement (including the Share Transfer Framework Agreement, the Shareholders Agreement of the VIE Company, the Shareholders Agreement of the Cayman Company, Labor Contracts and Non-compete Agreements between the Sellers and the VIE Company, the VIE Agreement), the Sellers and the 7Road Group have no other agreement or contract.

VI.	Representations and Warranties of the Purchasers

The Purchasers represent and warrant to the Sellers on the signing date of this Agreement, and as of the Closing Day:

6.1	Qualifications

Each of the Purchasers is incorporated and effectively existing under applicable laws of its place of registration with a legal person status.

6.2	Authorization, validity of this Agreement

The Purchasers have complete rights and authority to execute and deliver this Agreement and consummate the transactions under this Agreement. This Agreement, after duly execution and submission, constitutes legitimate, effective and binding obligations of the Purchasers in accordance with the terms hereof, and unless otherwise provided in applicable laws, it can be performed according to the terms of this Agreement.

6.3	Approval by competent authorization organs

The competent governing bodies of the Purchasers have held relevant meetings and approved this Agreement and the transactions under this Agreement.

6.4	No violations of laws and no defaults

The execution, delivery and performance of this Agreement and the consummation of the transactions hereunder or complying with the provisions of this Agreement by the Purchasers will not (i) conflict with or cause violation of any provision provided in the respective effective articles of association of the Purchasers; (ii) cause violation of terms, conditions or stipulations of material agreements to which the Purchasers are parties; (iii) violate approval documents, governmental documents, orders, laws, regulations or rules applicable to the Purchasers or its any property or asset. Notwithstanding the foregoing, if violations and defaults under above (ii) and (iii) will not, individually or collectively, cause any Material Adverse Effect to the transactions hereunder, they will not be deemed as violations of this Section.

6.5	Other Warranties

The Purchasers have sufficient funding and capability to pay the Sellers for the Acquisition Consideration under this Agreement.

VII.	Covenants of the Sellers

7.1	Pre-Closing Covenants

The Sellers covenant, severally and jointly, to the Purchasers that, as of the Closing Day, they shall:

(a)	ensure the fulfillment of the conditions precedent provided in Section 4.1, including but not limited to (i) taking necessary measures to ensure the execution and delivery of documents relating to the conditions precedent to which the Sellers are parties; (ii) Ben, Meng Shuqi having agreed to remain in his current position for at least one year from the Closing Day; (iii) ensuring that the important documents, materials, and items stipulated in Section 4.1 have been delivered before the Closing, and the arrangements for the Purchasers to accept the business and assets after examination before the Closing are properly made; and (iv) having made reasonable and necessary efforts to assist the Cayman Company and the VIE Company to complete the registrations of the transfers of the Target Shares, in accordance with applicable laws at the relevant registration authority and the department of industry and commerce administration, in order to complete the all registration and share transfer procedures of all the Target Shares transferred to the Purchasers hereunder;

(b)	make best efforts to assist the 7Road Group to continue its business in the same manner as it did on or before the signing date of this Agreement in order to assist to avoid any changes detrimental to the operation and financial status of the 7Road Group; make commercially reasonable and necessary efforts to assist the 7Road Group to comply with applicable laws in all material aspects and to keep its business and its relations with clients, cooperators, creditors and employees in a regular way; and assist to maintain the stability of the assets of the 7Road Group;

(c)	unless for purposes of taking actions to effectuate this Agreement, to meet the need of the this Agreement or to conduct business operations, any acts or omissions procuring, causing and proposing the 7Road Group to conduct the following are prohibited (unless the Purchasers have already been aware of and approved such matters): (i) signing agreements or making commitments with value over RMB0.5 million Yuan; (ii) signing, revising, terminating any contract/commitment, or reaching any agreement or making any commitment, or borrowing money, or assuming any other debt; (iii) revising organizational documents and accounting policies of the 7Road Group (with the exception of revisions required by any law, provision or rule); (iv) providing any guaranty of any obligations of a third party, or signing any guarantee, compensation or other agreements to create any security interest over the assets or business of the 7Road Group; (v) increasing or decreasing the registered capital of the 7Road Group, or commencing any reorganization, bankruptcy or any procedure to terminate its business ; (vi) canceling, exempting, relieving or terminating its claims against any person, or concerning any pending litigation, arbitration and dispute, commencing any conciliation procedures; (vii) selling, leasing, licensing, transferring or disposing any asset (including but not limited to intellectual property rights) or changing any of its current business; or (viii) declaring or distributing any bonus or other distributions;

(d)	submit all documents or items to the Purchasers in a timely manner as required on and before the Closing Day under this Agreement; in order to meet the requirements under Section 4.1 regarding testing, acceptance after examination and inventory, the Sellers shall cause the technology, business, finance, human resource, legal and other relevant departments of the 7Road Group to prepare the items, documents and materials involved in the foresaid procedures for the acceptance after examination and handover;

(e)	Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan and Ben, Meng Shuqi agree, on a joint and several basis, from the signing date of this Agreement until the second anniversary date of the Closing Day, without a prior written consent by the Purchasers, not to seek, allure, cause or permit, or assist others to seek, allure, cause or permit, or, in the activities supporting the foresaid matters, liaise with, any employee of the 7Road Group to terminate his employment with the 7Road Group. Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan and Ben, Meng Shuqi agree, on a joint and several basis, from the signing date of this Agreement until the second anniversary date of the Closing Day, in respect of the following employees of the 7Road Group: (a) all the in-service 7Road Group employees as of January 1, 2013 as listed in Exhibit 5; (b) all the employees employed by the 7Road Group after January 1, 2013; and (c) any key employee of the 7Road Group listed in Exhibit 4, without a prior written consent by the Purchasers, not to, nor procure any entity or individual which they control, directly or indirectly invest in or co-operate in any method (including being an owner, shareholder, partner, director, manager, adviser or consultant) to: (a) enroll, accept; or (b) assist others to enroll, accept, such employees, whether or not such employees will be accepted as employees, investors, shareholders, partners, directors, managers, advisers or consultants or in any other identities;

(f)	ensure that Ben, Meng Shuqi (after his resignation as a director but keeping his other positions) shall remain in his current positions for a period of at least 1 year after the Closing Day.

(g)	The Sellers make the reasonable best efforts to assist the Purchasers incompletely taking over the 7Road Group, and to assist the 7Road Group in achieving a smooth transition of its business operation and management.

7.2	Post-Closing Obligations

The Sellers covenant, on a joint and several basis, that after the Closing Day, they shall:

(a)	continue to perform the covenants provided in Section 7.1(e) and 7.1(g);

(b)

in respect of the intellectual property rights transfer matters provided in Section 4.1(h), if it is objectively impossible to complete the registration/ratification of the right-holder changes with intellectual property rights administration departments prior to the Closing Day, the efforts to complete such matters (including but not limited to possible requirements by government administration department and supplements of relevant materials) should continue after the Closing. The Sellers shall complete all foresaid registration/ratification procedures no later than six-month anniversary date of the Closing Day, to effectively transfer the intellectual property rights to the 7Road Group;

(c)	after the Closing Day, the Sellers shall comply with the requirement of Notice of the State Administration of Foreign Exchange on Relevant Issues concerning Foreign Exchange Administration for Domestic Residents to Engage in Financing and in Return Investment via Overseas Special Purpose Companies as well as the detailed rules for the implementation of such Notice, by filing applications for the cancellation of foreign exchange registration of abroad investment by the individuals with the Shenzhen Branch of the State Administration of Foreign Exchange as soon as possible since they no longer hold the shares of the Cayman Company. Such cancellation shall be completed no later than three months after the Closing Day, unless any delay of such cancellation was caused by reasons that cannot be ascribed to the Sellers, but under any event should such cancellation be completed no later than the six-month anniversary date of the Closing Day.

VIII.	Covenants of the Purchasers

8.1	Pre-Closing Covenants

(a)	Take necessary measures to ensure the signing and submission of documents relating to the conditions precedent to which they are parties;

(b)	Pay the Acquisition Consideration in accordance with this Agreement.

IX.	Default and Indemnifications

Unless otherwise provided in this Agreement, if a Party (referred to as the “Breaching Party”) fails to fulfill the obligations under this Agreement or makes untrue, inaccurate or misleading representations and warranties which violate this Agreement, such Breaching Party shall indemnify other non-breaching parties (referred to as the “Non-Breaching Parties”) for any expenses, losses, liabilities, damage compensation and reasonable expenditures incurred from such breaches, and:

(a)	if the foregoing breach is committed by more than one Party, each Breaching Party shall indemnify for the collective expenses, losses, responsibilities, damage compensations, disbursements and requests with other Breaching Parties on a joint and several basis;

(b)	in respect of the indemnification responsibilities of any of the Sellers under this Agreement, the other Sellers have an obligation to bear them on a joint basis;

(c)	the Purchasers who delay the payment of Acquisition Consideration without good reasons shall pay an additional 0.05% of the account payable per day to compensate for breaching.

The amount of expenses, losses, liabilities, damage compensations and reasonable expenditures caused by any default of one Party to other Parties (referred to as the “Amount of Loss”) shall be determined according to the enforceable legal documents including judgment, arbitration award, verdict, ruling and decision of punishment relating to the default activities of the Breaching Party issued by competent court, arbitration authority, other dispute resolution organizations or governmental authorities. If the Amount of Loss cannot be identified through the foregoing way, then the Parties agree to settle the disputes according to the methods and procedures of resolution of disputes provided in Article 11.

The indemnification set forth in Section 9.1 (a) is additional, which shall not restrict other rights that may be acquired by Non-Breaching Parties according to this Agreement or current laws. The Parties acknowledge and agree that if any of the Parties fails to perform as provided in the specified articles of this Agreement, which may cause irreparable losses to the other Party, Non-Breaching Parties may not be adequately compensated solely by damages due to the breach of contract of any of the Parties. Therefore, besides any other legitimate rights and remedies, Non-Breaching Parties are entitled to enforce this Agreement through a verdict of substantial performance, and to obtain the temporary, preliminary and permanent injunctions in order to prevent any breach or potential breach of this Agreement by the other Party.

X.	Termination

10.1	Termination due to defaults

(a)	Unless otherwise provided in this Agreement, if any Party violates any material obligation under or provided by this Agreement, or makes any representation and warranty under or provided by this Agreement that are not true, not accurate, or misleading (considered as material violations of this Agreement) and does not rectify its violations within 15 days upon receiving written notification(or if such violations cannot be rectified, upon receiving the notification), any other Party, without prejudice to any other possible existing rights, may notify the other Parties in writing to terminate this Agreement before the Closing Day.

(b)	Any Party that terminates this Agreement according to Section 10.1 will not affect its rights to hold the Breaching Party liable according to provisions of Article 9 and laws.

10.2	Termination due to Material Adverse Changes and non-completion of conditions

Without prejudice to any other rights under this Agreement (including but not limited to any claims for the indemnifications of the Sellers for any default of their obligations), the Purchasers may notify the other Parties in writing to terminate this Agreement, if:

(a)	as of the 120th day after the signing date of this Agreement, any condition precedent still cannot be met and the Purchasers decide not to waive such unfulfilled condition precedent; or

(b)	if any Material Adverse Changes occur before the Closing Day, and within 30 days after the issuance of written notification indicating such Material Adverse Changes by the Purchasers to the other Parties, relevant Parties fail to reach any mutually acceptable solutions in writing.

10.3	Effect of Termination

If any Party terminates this Agreement pursuant to the terms of this Agreement, the Parties will be exempted from their respective obligations under this Agreement except for Article 5 (Representations and Warranties of the Sellers), Article 6(Representations and Warranties of the Purchasers), Article 9 (Breach and Indemnity), Article 10 (Termination), Article 11 (Applicable Law and Resolution of Disputes), Section 12.2 (Notice), Section 12.3 (Confidentiality), Section 12.6 (Severability) and Section 12.7 (Non-waiving of rights). All above mentioned articles shall continue to be in full force and effect after the termination of this Agreement.

XI.	Applicable Law and Resolution of Disputes

11.1	Applicable law

The effect, interpretations and performance of this Agreement shall be governed by the laws of the PRC.

11.2	Consultation

The Parties shall first settle any disputes relating to interpretations or fulfillment of this Agreement through friendly consultation.

11.3	Arbitration

If any dispute cannot be settled in a way acceptable to the relevant Parties within 60 days after the first consultation, such dispute shall be submitted to Shanghai International Economic and Trade Arbitration Commission which locates in Shanghai for final settlement. Arbitration shall be carried out according to then effective arbitration rules which are incorporated into herein by reference. Arbitration award shall be final and binding upon the relevant Parties.

XII.	Miscellaneous

12.1	Revision and amendment

According to applicable laws, any article of this Agreement can be revised, amended or supplemented in writing by the relevant Parties before the Closing Day (referred to as the “Supplemental Agreement”). If there are any conflicts between the Supplemental Agreement and this Agreement, the Supplemental Agreement shall prevail.

Unless provided otherwise in this Agreement, this Agreement does not exclude, limit or impact Parties’ rights to hold other Parties liable for breaching the contract under other agreements such Parties made prior to this Agreement.

12.2	Notice

All notices and other communications under this Agreement shall be made in writing. If such are delivered to a Party by hand or sent by facsimile (must be confirmed), or sent by registered letter, or sent by express mail service (such as express postal service) to the address given for such Parties below (or such other address for such relevant Parties as shall be specified by like notice to the notifying Party), it shall be deemed delivered or made.

Johnny, Cao Kai

Address: * ;

Tel.: *

Zip code: 518000

E-mail: *

Kent, Yang Zhiyi

Address: *;

Tel.: *

Zip code: 518000

E-mail: *

Justin, Long Chunyan

Address: * ;

Tel.: *

Zip code: 518000

E-mail: *

Ben, Meng Shuqi

Address: *;

Tel.: *

Zip code: 518000

E-mail: *

BURGEON MAX LIMITED

Address: *;

Tel.: *

Zip Code: 518000

E-mail: *

The symbol ‘ * ’ in this exhibit indicates places where information has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

CADGWITH INVESTMENTS LIMITED

Address: *;

Tel.: *

Zip Code: 518000

E-mail: *

DOUBLE MERITS HOLDINGS LIMITED

Address: *;

Tel.: *

Zip code: 518000

E-mail: *

EURO LOGISTICS LIMITED

Address: *;

Tel.: *

Zip code: 518000

E-mail: *

Beijing Gamease Age Digital Technology Co., Ltd.

Address: 2F, East Wing, Jingyan Hotel, No.29 Shi Jing Shan Road, Shi Jing Shan District, Beijing;

Fax No.: 010- 68870371

Tel.: *

Zip code: 100043

E-mail: alex@cyou-inc.com

Changyou.com Webgames (HK) Limited

Address: 2F, East Wing, Jingyan Hotel, No.29 Shi Jing Shan Road, Shi Jing Shan District, Beijing

Fax No.: 010- 68870371

Tel.: *

Zip code: 100043

E-mail: alex@cyou-inc.com

The symbol ‘ * ’ in this exhibit indicates places where information has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

7Road. Com Limited

Address: 7F, Main Building, Matsunichi Peak Tower, No. 9996, Shennan

Road, Nan Shan District, Shenzhen City, Guangdong Province;

Tel.: 0755-61669777

Zip code: 518057

E-mail: tim.luo@7road.com

Shenzhen 7Road Network Technology Co., Ltd.

Address: 7F, Main Building, Matsunichi Peak Tower, No. 9996, Shennan

Road, Nan Shan District, Shenzhen City, Guangdong Province;

Fax No.: 0755-86199356

Tel.: 0755-86199356

Zip code: 518057

Shenzhen 7Road Technology Co., Ltd.

Address: 8-9F, Main Building, Matsunichi Peak Tower, No. 9996, Shennan

Road, Nan Shan District, Shenzhen City, Guangdong Province;

Fax No.: 0755-86199356

Tel.: 0755-86199356

Zip code: 518057

12.3	Confidentiality

The Sellers or any of its Affiliates shall keep confidential any nonpublic information related to the 7Road Group (including but not limited to the 7Road Group and its business, finance, products, technologies, staff, and other subject matters) as well as all information related to the existence of this Agreement (or any other transaction agreements) or the subject matters hereof or thereof (referred to as “Confidential Information”). Lacking of the Purchasers’ prior review and written consent, the Sellers or any of its Affiliates shall not release any information, notice and declaration, or communicate with any news media in respect of Confidential Information. The range of such review includes but not limited to the timing and content of the release or public declaration or communication of such news. The Sellers shall not slander, damage, injure and make any negative comments on the 7Road Group and the Purchasers in any media.

The Purchasers shall not slander, damage, injure and make any negative comments on the Sellers in any media.

12.4	Effectiveness

This Agreement becomes effective immediately upon its proper execution by the Parties.

12.5	Counterparts

This Agreement is prepared in Chinese. This Agreement has 15 signed counterparts and each Party holds one. The remaining one counterpart is reserved to deliver to the competent industrial and commercial administration for alteration registration (if required). Each counterpart is with the same legal effect.

12.6	Severability

If any article of this Agreement is found to be as invalid or unenforceable after the execution of this Agreement or becomes invalid or unenforceable due to any legislative changes, the remaining parts remain unaffected.

12.7	Non-waiving of rights

Any Party failing to or delaying the exercise of any right or power under this Agreement shall not be deemed to waive such rights or powers. If any Party exercises any right or power independently or partially, it will not affect the exercise of such rights or powers in the future.

12.8	Assignment

Any Party shall not transfer part of or all rights, interests, responsibilities or obligations under this Agreement in any method without prior written consent by the other Party.

[Signature Page Follows]

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

BURGEON MAX LIMITED

Authorized representative:

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the acquisition of equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

CADGWITH INVESTMENTS LIMITED

Authorized representative:

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

DOUBLE MERITS HOLDINGS LIMITED

Authorized representative:

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

EURO LOGISTICS LIMITED

Authorized representative:

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

Johnny, Cao Kai

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

Kent, Yang Zhiyi

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

Justin, Long Chunyan

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

Ben, Meng Shuqi

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

Beijing Gamease Age Digital Technology Co., Ltd.

Legal representative:

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

Changyou.com Webgames (HK) Limited

Authorized representative:

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

7Road. com Limited

Authorized representative:

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

Shenzhen 7Road Network Technology Co., Ltd.

Legal representative:

Signed by:

(This is the signature page of the Acquisition Framework Agreement relating to the equity interests in 7Road. com Limited and Shenzhen 7Road Technology Co., Ltd. This Agreement is signed by BURGEON MAX LIMITED, CADGWITH INVESTMENTS LIMITED, DOUBLE MERITS HOLDINGS LIMITED, EURO LOGISTICS LIMITED, Johnny, Cao Kai, Kent, Yang Zhiyi, Justin, Long Chunyan, Ben, Meng Shuqi, Beijing Gamease Age Digital Technology Co., Ltd., Changyou.com Webgames (HK) Limited, 7Road.com Limited, Shenzhen 7Road Network Technology Co., Ltd., as well as Shenzhen 7Road Technology Co., Ltd.)

Shenzhen 7Road Technology Co., Ltd.

Legal representative:

Signed by:

Exhibit I: Domestic Separate Agreement

Exhibit II: Overseas Separate Agreement

Exhibit III: List of Matters Required to Be Accepted after Examination

Exhibit IV: Name List of Key Employees

Exhibit V: List of Employees In-Service on January 1, 2013